UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 6, 2007


                               STEVEN MADDEN, LTD.
             (Exact name of registrant as specified in its charter)


          Delaware                 000-23702                  13-3588231
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(State or other jurisdiction     (Registration             (IRS Employer
      of incorporation)             Number)              Identification No.)


 52-16 Barnett Avenue, Long Island City, New York               11104
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     (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (718) 446-1800


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN DIRECTORS.

On November 2, 2007, the Compensation Committee of the Board of Directors of Steven Madden, Ltd. (the "Company") approved an amendment to the employment agreement ("Amendment No. 1") of Awadhesh Sinha, Chief Operating Officer of the Company. Amendment No. 1 extends Mr. Sinha's employment term until December 31, 2008 and otherwise amends the Employment Agreement, dated as of June 15, 2005 by and between the Company and Mr. Sinha. Attached hereto as Exhibit 10.1 and incorporated by reference into this report is Amendment No. 1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         10.1 Amendment No. 1, dated as of November 6, 2007, to Employment Agreement by and between the Company and Awadhesh Sinha.





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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Steven Madden, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STEVEN MADDEN, LTD.


                                       By: /s/ JAMIESON A. KARSON
                                           -------------------------------------
                                           Name:   Jamieson A. Karson
                                           Title:  Chief Executive Officer

Date:  November 6, 2007




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

                                  EXHIBIT INDEX

Exhibit
Number            DESCRIPTION

Exhibit 10.1 Amendment No. 1, dated as of November 6, 2007, to Employment Agreement by and between the Company and Awadhesh Sinha.





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